UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2004

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-14768	NSTAR	04-3466300
800 Boylston Street
Boston, Massachusetts 02199
Telephone (617) 424-2000

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

Furnished herewith as Exhibit 99.1 is NSTAR’s press release reporting the second quarter of 2004 financial results.

Filed herewith as Exhibit 99.2 are NSTAR’s Condensed Consolidated Statements of Income for the quarters ended June 30, 2004 and 2003, Condensed Consolidated Balance Sheets at June 30, 2004 and December 31, 2003 and second quarter energy sales data.

Item 12.  Results of Operations and Financial Condition

On July 22, 2004, NSTAR issued a press release reporting its second quarter 2004 financial results.  The press release is included as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSTAR
(Registrant)
Date: July 22, 2004	By:	/s/ R. J. WEAFER, JR.
Robert J. Weafer, Jr.
Vice President, Controller
and Chief Accounting Officer